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                                                                   EXHIBIT 10.19



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                            SCC COMMUNICATIONS CORP.
                          PREEMPTIVE RIGHTS AGREEMENT

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                         DATED AS OF NOVEMBER 20, 1997
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                              TABLE OF CONTENTS

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                                                                                                                       PAGE
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
         SECTION 1.       DEFINITIONS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         SECTION 2.       RIGHTS OFFERING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          2.1     NOTICE OF RIGHTS OFFERING . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          2.2     MANNER OF EXERCISE. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1
                          2.3     PARTICIPATION BY HOLDER.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 1

         SECTION 3.       PREEMPTIVE RIGHTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          3.1     NOTICE OF PREEMPTION OFFERING . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          3.2     MANNER OF EXERCISE  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          3.3     PARTICIPATION BY HOLDER . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          3.4     UNSOLD SECURITIES . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2
                          3.5     TERMINATION OF RIGHTS.  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 2

         SECTION 4.       MISCELLANEOUS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . 3





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                         PREEMPTIVE RIGHTS AGREEMENT


         This is the PREEMPTIVE RIGHTS AGREEMENT dated as of November 20, 1997 ("Agreement") by and between SCC COMMUNICATIONS CORP. ("Company"), a Delaware corporation and BANC ONE CAPITAL PARTNERS II, LLC (the "Holder"), a Delaware limited liability company, provided for in and entered into pursuant to the SENIOR SUBORDINATED NOTE AND WARRANT PURCHASE AGREEMENT, as amended, restated, supplemented or otherwise modified and in effect from time to time ("Purchase Agreement") by and between BOCP, as purchaser, and THE COMPANY, as seller. The Company and the Holder are referred to collectively as the "Parties" and individually as a "Party."

         THIS AGREEMENT IS ONE OF THE "RELATED DOCUMENTS" REFERRED TO IN THE PURCHASE AGREEMENT.

         In consideration of their mutual promises set forth in this Agreement and the Purchase Agreement, the Parties hereby agree as follows.

         SECTION 1.      DEFINITIONS

         All capitalized terms not otherwise defined in this Agreement shall have the definitions set forth in the Glossary of Defined Terms attached to the Purchase Agreement, which definitions are, to the extent applicable incorporated in this Agreement by reference.

         SECTION 2.      RIGHTS OFFERING

         At any time after the earlier of (i) the Holder exercises the Warrant purchased pursuant to the Purchase Agreement or (ii) no Preferred Shares of the Company remain outstanding and until the termination of this Agreement, the Holder shall have the right to participate in any Rights Offering upon the terms and subject to the conditions set forth in this section.

                 2.1 NOTICE OF RIGHTS OFFERING. The Company shall give the Holder at least 30 days' prior Notice of each Rights Offering. Such Notice shall set forth: (i) the proposed commencement date for such Rights Offering;
(ii) the number and description of the securities to be offered pursuant to the Rights Offering; (iii) the purchase price for such securities, and (iv) other material terms of the Rights Offering.

                 2.2 MANNER OF EXERCISE. The Holder may, in the sole exercise of its discretion, elect to participate in any such Rights Offering by giving Notice of its irrevocable election to participate to the Company at least five days prior to the proposed commencement date of such Rights Offering.

                 2.3 PARTICIPATION BY HOLDER. If it elects to participate in such Rights

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Offering, the Holder shall have the right to purchase, pursuant to such Rights
Offering, securities of each type issued in such Rights Offering in a maximum number or amount equal to the Holder's Prorata Share of the total number or amount of each such type of security offered pursuant to such Rights Offering.

         SECTION 3.      PREEMPTIVE RIGHTS

         At any time after the earlier of (i) the Holder exercises the Warrant purchased pursuant to the Purchase Agreement or (ii) no Preferred Shares of the Company remain outstanding and until the termination of this Agreement, the Holder shall have the right to participate in any Preemption Offering upon the terms and subject to the conditions set forth in this section.

                 3.1 NOTICE OF PREEMPTION OFFERING. The Company shall give the Holder at least 30 days' prior Notice of each Preemption Offering. Such Notice shall set forth: (i) the proposed commencement date for such Preemption Offering; (ii) the number and description of the securities to be offered pursuant to the Preemption Offering; (iii) the purchase price for such securities; and (iv) other material terms of the Preemption Offering.

                 3.2 MANNER OF EXERCISE. The Holder may, in the sole exercise of its discretion, elect to participate in any such Preemption Offering by giving Notice of its election to participate to the Company at least 5 days prior to the proposed commencement date of such Preemption Offering.

                 3.3 PARTICIPATION BY HOLDER. If it elects to participate in such Preemption Offering, the Holder shall have the right to purchase, upon the same terms and condition as those provided for in such Preemption Offering, securities of each type issued in such Preemption Offering in a maximum number or amount equal to the Holder's Prorata Share of the total number or amount of each such type of security offered pursuant to such Preemption Offering.

                 3.4 UNSOLD SECURITIES. The Company may, for a period of not more than 60 days after the commencement date for any Preemption Offering, offer and sell the securities subject to such Preemption Offering, which were not sold to the Holder pursuant to this Agreement, to any Person or Persons upon the terms and subject to the conditions of such Preemption Offering.

                 3.5 TERMINATION OF RIGHTS. The rights of the Holder under this Agreement and the obligations of the Company hereunder shall terminate upon the earliest to occur of the following events:

                   (a) a Voluntary Insolvency Default or Involuntary Insolvency Default with respect to the Company;

                   (b)   consummation of an Initial Public Offering;





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                   (c)   exercise of the Put Option; and

                   (d)   there are no Holder's Shares existing.

         SECTION 4.      MISCELLANEOUS.

         The provisions of Section 13 of the Purchase Agreement are applicable to this Agreement and are, to the extent applicable, incorporated by reference in this Agreement.

         The parties have executed and delivered this Agreement effective as of the day and year first above written.


COMPANY:                                HOLDER:

SCC COMMUNICATIONS                      BANC ONE CAPITAL PARTNERS II, LLC
CORP.
                                        By: Banc One Capital Partners Holdings,
                                            Ltd., Manager
By: /s/ NANCY K. HAMILTON
   --------------------------------
Its: CHIEF FINANCIAL OFFICER            By: /s/ LEONARD H. LILLARD
    -------------------------------        ------------------------------------
                                             Leonard H. Lillard

                                        Its: Authorized Signer





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